Filed Pursuant to Rule 497(e)

Registration No. 033-06790

THE TETON WESTWOOD FUNDS (the “Trust”)

TETON Westwood Balanced Fund (“Balanced Fund”)

Supplement dated December 24, 2013, to the Balanced Fund’s Summary Prospectus for Class A, Class B, Class C and Class I shares, dated January 28, 2013.

At the close of business on January 27, 2014, the outstanding Class B shares of the Balanced Fund will be converted to Class A shares and Class B shares will no longer be offered. You will not incur any sales charge in connection with this conversion.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE